Exhibit 10.5
FORM OF REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of May ___, 2009 (this “Agreement”), is entered into by and between Premier Exhibitions, Inc., a Florida corporation (the “Company”), and Sellers Capital Master Fund, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Investor”).
     WHEREAS, Investor and the Company have entered into that certain Convertible Note Purchase Agreement dated as of May ___, 2009 (the “Note Purchase Agreement”), pursuant to which Investor will purchase a Convertible Note (the “Convertible Note”) in the principal amount set forth on Schedule A to the Note Purchase Agreement;
     WHEREAS, subject to the terms and conditions contained in the Note Purchase Agreement and the Convertible Note, the Convertible Note shall be convertible into shares of Common Stock (as defined below);
     WHEREAS, the Company may issue warrants (the “Warrants”) to purchase shares of Common Stock to Investor, in accordance with the terms of the Note Purchase Agreement and the Convertible Note; and
     WHEREAS, pursuant to the terms and conditions set forth in this Agreement, the Company herein grants to Investor the registration rights set forth herein with respect to any and all shares of Common Stock issuable on each of the conversion of the Convertible Note and the exercise of the Warrants.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. The following terms shall have the meanings ascribed to them below:
     “Agreement” means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.
     “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering either the Securities Act or the Exchange Act.
     “Common Stock” means the common stock, par value $0.0001 per share, of the Company (and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a dividend, stock split, plan of recapitalization, reorganization, merger, sale of assets or otherwise) into which the Convertible Note may be convertible and the Warrants, if issued, will be exercisable.

     “Company” has the meaning set forth in the preamble to this Agreement.
     “Controlling Person” has the meaning set forth in Section 3.01.
     “Convertible Note” has the meaning set forth in the Recitals.
     “Damages” has the meaning set forth in Section 3.01.
     “Demand Registration” has the meaning set forth in Section 2.01(a).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Holder” means any Person owning of record Registrable Securities.
     “Holders’ Counsel” has the meaning set forth in Section 2.01(e).
     “Indemnified Party” has the meaning set forth in Section 3.03.
     “Indemnifying Party” has the meaning set forth in Section 3.03.
     “Investor” has the meaning set forth in the preamble of this Agreement.
     “FINRA” means the Financial Industry Regulatory Authority, Inc.
     “Note Purchase Agreement” has the meaning set forth in the Recitals.
     “Person” shall mean any individual, corporation, partnership, firm, limited liability company, joint venture, trust, association, unincorporated organization, university, group, joint-stock company or other entity.
     “Piggyback Registration” has the meaning set forth in Section 2.02(a).
     “Registrable Securities” means the shares of Common Stock into which the Convertible Note may be convertible and the shares of Common Stock into which the Warrants, if issued, will be exercisable, and any additional shares of Common Stock acquired by the Holders by way of a dividend, stock split, plan of recapitalization, reorganization, merger, sale of assets or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the resale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of and/or resold pursuant to such effective Registration Statement, (ii) such shares of Common Stock shall have been or all remaining Registrable Securities held by such Holder have been sold to the public under Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) such shares of Common Stock (A) have otherwise been transferred (B) are represented by a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend, (C) are not subject to any stop order and (D) may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act.

     “Registration Expenses” has the meaning set forth in Section 2.01(e).
     “Registration Statement” means any registration statement of the Company under the Securities Act that covers or may cover any of the Registrable Securities, including the prospectus, amendments and supplements thereto, and all exhibits and material incorporated by reference therein.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Suspension Notice” has the meaning set forth in Section 2.04(a).
     “Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.
     “Warrants” has the meaning set forth in the Recitals.
ARTICLE II
REGISTRATION RIGHTS
     Section 2.01 Demand Registration.
          (a) Requests for Registration. At any time following the 2009 annual meeting of the Company’s shareholders, if the Shareholder Approval (as defined in the Convertible Note) has been obtained, but subject to the blackout provisions contained in Section 2.04, the Holders of a majority of Registrable Securities shall have the right to require the Company to file a Registration Statement (a “Demand Registration”) covering all or any part of their respective Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder or Holders. As soon as practicable after the receipt of such demand, the Company shall use its reasonable best efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities that the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such Demand Registration pursuant to this Section 2.01(a) after the Company has previously effected one Demand Registration pursuant to this Section 2.01(a) under which the Holder or Holders of Registrable Securities are able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such registration.
          (b) Underwriting. If Holders of a majority of the Registrable Securities to be included in such Demand Registration so elect, the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten public offering. The Company shall (together with the Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting, which underwriting agreement shall have, among other things, substantially the same indemnification provisions as set forth in this Agreement.
          (c) Priority on Demand Registration. If a Demand Registration is an underwritten offering and the managing Underwriter advises the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within the price range acceptable to the Holders of a majority of the requesting Registrable Securities, without adversely affecting the marketability of the offering, the Company shall advise all Holders of Registrable Securities to be included in such Demand Registration and include in such registration prior to the inclusion of any securities which are not Registrable Securities, only the number of Registrable Securities requested to be included which in the opinion of such managing Underwriter can be sold in an orderly manner within the price range of such offering, pro rata among the holders of Registrable Securities to be included in such registration based on the Registrable Securities held by such Holders at the time of filing the Registration Statement. Without the consent of the Company and the Holders of a majority of the Registrable Securities included in such registration, any Persons (other than holders of Registrable Securities) who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses.
          (d) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if, after it has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the Registrable Securities pursuant to the registration, and, as a result thereof, more than two-thirds of the Registrable Securities covered thereby have not been sold, then such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.01 is deemed not to have been effected or (ii) with respect to an underwritten offering, the registration requested pursuant to this Section 2.01 does not remain effective until 45 days after the commencement of the distribution by the Holders of the Registrable Securities included in such underwritten offering, then the Company shall continue to be obligated to effect the registration of the Registrable Securities included in such Demand Registration pursuant to this Section 2.01. Each Holder of Registrable Securities shall be permitted to withdraw all or any part of its Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, provided that such registration shall nonetheless count as a Demand Registration under Section 2.01(a) hereof unless such withdrawing Holder(s) agree(s) to be responsible for all reasonable fees and expenses (including reasonable fees and expenses of counsel) incurred by the Company prior to such withdrawal.
          (e) Registration Expenses. In connection with registrations pursuant to Section 2.01 hereof, the Company shall pay all of the registration costs and expenses incurred in connection with the registration thereunder (the “Registration Expenses”), including, without limitation, all: (i) registration and filing fees and expenses, including, without limitation, those related to filings with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) reasonable processing, duplicating and printing expenses, including, without limitation, expenses of printing prospectuses requested by Investor, (iv) of the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any liability insurance and the expense of any annual audit or quarterly review), (v) fees and expenses incurred in connection with the listing of the Registrable Securities, including, without limitation, fees and expenses of the Nasdaq Stock Market, Inc. and relating to the use of book-entry securities, (vi) fees and expenses in connection with the preparation of the registration statement and related documents covering the Registrable Securities, (vii) fees and expenses, if any, incurred with respect to any filing with FINRA or listing on a securities exchange, (viii) any advertising and other out-of-pocket expenses of the Underwriters incurred with the approval of the Company, (ix) the cost of providing any CUSIP or other identification numbers for the Registrable Securities, (x) fees and expenses and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested), (xi) fees and expenses of any special experts retained by the Company in connection with such registration, and (xii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of a majority of the Registrable Securities to be included in such registration (“Holders’ Counsel”); provided, however, that the Company shall reimburse the Holders for the reasonable fees and disbursements of each additional counsel retained by any Holder for the purpose of rendering any opinion required by the Company or the managing Underwriter to be rendered on behalf of such Holder in connection with any Demand Registration. Notwithstanding the foregoing, each Holder shall be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities pursuant to a Registration Statement.
     Section 2.02 Piggyback Registrations.
          (a) Requests for Registration. At any time following the 2009 annual meeting of the Company’s shareholders, if the Shareholder Approval (as defined in the Convertible Note) has been obtained, but subject to the blackout provisions contained in Section 2.04, if at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant to a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to Common Stock to be issued solely in connection with any acquisition of any entity or business or Common Stock issuable in connection with stock option or other employee benefit plans (a “Piggyback Registration”), it shall send to each Holder of Registrable Securities, including each Holder who has the right to acquire Registrable Securities, written notice of such determination specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, whether or not such registration will be in connection with an underwritten offering of its Common Stock and, if so, the identity of the managing Underwriter and whether such offering will be pursuant to a “best efforts” or “firm commitment” underwriting) and, if within fifteen (15) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its reasonable best efforts to include in such Registration Statement all or any part of the Registrable Shares requested by any Holder. The Company shall use its reasonable best efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities that the Company has been so requested to register.
          (b) Underwriting. The Company shall (together with the Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting, which underwriting agreement shall have, among other things, substantially the same indemnification provisions as set forth in this Agreement.
          (c) Registration Expenses. The Registration Expenses of the Holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, including, without limitation, the Registration Expenses set forth in Section 2.01(e).
          (d) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall advise all Holders of Registrable Securities to be included in such Piggyback Registration and include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities based on the Registrable Securities held by such Holders at the time of filing the Registration Statement, and (iii) third, other securities requested to be included in such registration. No incidental right under this Section 2.02 shall be construed to limit the registration required under Section 2.01.
          (e) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of any party other than the Company, and the managing Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall advise all Holders of Registrable Securities to be included in such Piggyback Registration and include in such registration (i) first, securities requested to be included in such registration pursuant to demand registration rights by persons other than the Holders, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities based on the Registrable Securities held by such Holders at the time of filing the Registration Statement, and (iii) third, securities requested to be included in such registration by the holders thereof pursuant to registration rights other than demand registration rights. No incidental right under this Section 2.02 shall be construed to limit the registration required under Section 2.01.
     Section 2.03 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any such registration:

          (a) The Company will promptly prepare and file with the Commission a Registration Statement on Form S-3 (unless the Company does not qualify for use of Form S-3, in which case such registration statement shall be on Form S-1 or other form that the Company is eligible to use) or another appropriate form reasonably acceptable to the Holders, and use its reasonable best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby.
          (b) The Company will promptly prepare and file with the Commission such amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the prospectus.
          (c) The Company, at least 10 days prior to filing a Registration Statement or at least five days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, will furnish to (i) each Holder of Registrable Securities covered by such Registration Statement, (ii) Holders’ Counsel and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with exhibits thereto, which documents will be subject to reasonable review and approval (which approval may not be unreasonably withheld) by each of the foregoing within five days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within three days), and thereafter, furnish to such Holders, Holders’ Counsel and Underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as such Holder, Holders’ Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker that does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then Holders’ Counsel will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than one day.
          (d) The Company will promptly notify each Holder of any stop order issued or threatened by the Commission and, if entered, take all reasonable actions required to prevent the entry of such stop order or to remove it as soon as reasonably possible.
          (e) On or prior to the date on which the Registration Statement is declared effective, the Company shall use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of such Registrable Securities; use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.
          (f) The Company will notify each Holder, Holders’ Counsel and any Underwriter promptly and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event that makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or that requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Holder hereby agrees to keep any disclosures under subsection (iv) above confidential until such time as a supplement or amendment is filed.
          (g) The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.
          (h) The Company will make available for inspection by any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

          (i) The Company, during the period when the prospectus is required to be delivered under the Securities Act, promptly will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.
          (j) The Company shall cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities of the same class issued by the Company are then listed.
          (k) The Company shall use its reasonable best efforts to ensure the obtaining of all necessary approvals from FINRA.
          (l) The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.
          (m) The Company shall furnish to each Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of Registrable Securities.
          (n) The Company shall otherwise comply with all applicable rules and regulations of the Commission.
          (o) The Company shall furnish to each Holder, addressed to such Holder (1) an opinion of counsel for the Company, dated the effective date of the Registration Statement and the closing of the sale of any securities thereunder, as well as a consent to be named in the registration statement or any prospectus thereto, and (2) “comfort” letters as well as an audit opinion and consent to be named in the Registration Statement or any prospectus relating thereto signed by the Company’s independent public accountants who have examined and reported on the Company’s financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the accountants’ “comfort” letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ “comfort” letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or “comfort” letters to the underwriters in an underwritten public offering of securities;
          (p) The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving entity unless the proposed surviving entity assumes the obligations of the Company under this Agreement, including pursuant to Section 4.04 hereof, and for that purpose references hereunder to Registrable Securities shall be deemed to be references to the securities which Investor would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization.
     The Company may require each Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration, including, without limitation, all such information as may be requested by the Commission.

     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.03(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.03(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.03(f) hereof to the date when the Company shall make available to the Holders a prospectus supplemented or amended to conform with the requirements of Section 2.04(f) hereof.
     Section 2.04 Blackout Provisions.
          (a) Notwithstanding anything in this Agreement to the contrary, by delivery of written notice to any of the participating Holders (a “Suspension Notice”), stating which one or more of the following limitations shall apply to the addressee of such Suspension Notice, the Company may (1) postpone effecting a registration under this Agreement, or (2) require such addressee to refrain from disposing of Registrable Securities under the registration, in either case for a period of no more than ninety (90) consecutive days from the delivery of such Suspension Notice (which period may not be extended or renewed). The Company may postpone effecting a registration or apply the limitations on dispositions specified in clause 2 of this Section 2.04(a) if (x) the Company in good faith determines that such registration or disposition would materially impede, delay or interfere with any material transaction by the Company or any of its material subsidiaries or (y) the Company in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company; provided that the Company may not take any action pursuant to this Section 2.04 for a period of time in excess of 180 days in any one year period.
          (b) If the Company shall take any action pursuant to clause 2 of Section 2.04(a) with respect to any participating Holder in a period during which the Company shall be required under to cause the Registration Statement to remain effective under the Securities Act and the prospectus to remain current, such period shall be extended for such Person by one day beyond the end of such period for each day that, pursuant to Section 2.04(a), the Company shall require such Person to refrain from disposing of Registrable Securities owned by such Person.
     Section 2.05 Exchange Act Registration. The Company will use its reasonable best efforts to timely file with the Commission such information as the Commission may require under Section 13(a) or Section 15(d) of the Exchange Act; the Company shall use its reasonable best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to its Common Stock. The Company shall furnish to any holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and (ii) such reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration, to the extent that such reports or documents are not publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system, or any successor system thereto. The Company agrees to use its reasonable best efforts to facilitate and expedite transfers of the Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.
     Section 2.06 Damages. The Company recognizes and agrees that the holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with this Section 2 and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Securities or any other Person entitled to the benefits of this Section 2 requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Section 2.
ARTICLE III
INDEMNIFICATION
     Section 3.01 Indemnification by the Company. The Company agrees to, notwithstanding the termination of this Agreement, indemnify and hold harmless, to the fullest extent permitted by law, each Holder and each of its managers, members, partners, officers, directors, employees and agents, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the managers, members, partners, officers, directors, employees and agents of such controlling Person (each, the “Controlling Person”), from and against any and all losses, claims, damages, liabilities, reasonable attorneys’ fees, costs and expenses of investigating and defending any such claim (collectively, the “Damages”) and any action in respect thereof to which such Holder, its managers, members, partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except insofar as the same are based upon information furnished in writing to the Company by such Holder expressly for use therein, and shall reimburse such Holder, its managers, members, partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by such Holder, its managers, members, partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to such Holder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the Person asserting the claim from which such Damages arise in any case where such delivery of the prospectus (as amended or supplemented) is required by the Securities Act, and (ii) the final prospectus would have corrected such untrue statement or such omission, where such failure to deliver the prospectus was not a result of non-compliance by the Company under Section 2.03(f) of this Agreement.
     Section 3.02 Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the managers, members, partners, officers, directors, employees and agents of such Controlling Person, to the same extent as the foregoing indemnity from the Company to the Holders, but only with reference to information related to the Holders, or their plan of distribution, furnished in writing by the Holders to the Company expressly for use in any Registration Statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. The Holders not shall be required to indemnify any Person pursuant to this Section 3.02 for any amount in excess of the net proceeds of the Registrable Securities sold for the account of the Holders.
     Section 3.03 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (an “Indemnified Party”) of notice of any claim or the commencement of any action in respect of which indemnity may be sought pursuant to Section 3.01 or 3.02, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an “Indemnifying Party”), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under Section 3.01 or 3.02 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
ARTICLE IV
MISCELLANEOUS
     Section 4.01 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.
     Section 4.02 Termination of Registration Rights. The rights granted under this Agreement shall terminate on the date on which the Holders no longer own Registrable Securities.
     Section 4.03 Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and each Holder.
     Section 4.04 Binding Effect; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs; provided that any assigns of the Investor (including assigns of such assigns) must execute a counterpart of this Agreement and agree to be fully bound by the provisions contained herein. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them with respect to the subject matter hereof.
     Section 4.05 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     Section 4.06 Notices. All notices, demands and other communications provided for or permitted hereunder shall be provided, and shall be deemed to have been duly given, as provided for in Section 8.02 of the Note Purchase Agreement.
     Section 4.07 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the laws of the State of Florida, notwithstanding any conflict of law provision to the contrary.
     Section 4.08 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.
     Section 4.09 Counterparts. This Agreement may be executed via facsimile or electronic transmission and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.
     Section 4.10 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.
     Section 4.11 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.
     Section 4.12 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

PREMIER EXHIBITIONS, INC.

By:
Name:

Title:

SELLERS CAPITAL MASTER FUND, LTD.

By:

Name:

Title:

[Signature Page to Registration Rights Agreement]